Fourth Quarter and Full Year 2022 Earnings Conference Call FTI Consulting, Inc. February 23, 2023 Exhibit 99.1

Cautionary Note About Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, initiatives, projections, prospects, policies and practices, objectives, goals, commitments, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new or changes to laws and regulations, including U.S. and foreign tax laws, environmental, social and governance ("ESG") and sustainability related issues, climate change-related matters, scientific or technological developments, and other information that is not historical, including statements regarding estimates of our future financial results. When used in this press release, words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "commits," "aspires," "forecasts," "future," "goal," "seeks" and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s plans, expectations, intentions, aspirations, beliefs, goals, estimates, forecasts and projections will result or be achieved. Our actual financial results, performance or achievements and outcomes could differ materially from those expressed in, or implied by, any forward-looking statements. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer; the mix of the geographic locations where our clients are located or where services are performed; fluctuations in the price per share of our common stock; adverse financial, real estate or other market and general economic conditions; the impact of COVID-19 and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business differently and adversely; and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control; the pace and timing of the consummation and integration of future acquisitions; the Company’s ability to realize cost savings and efficiencies; competitive and general economic conditions; retention of staff and clients; new laws and regulations or changes thereto; and other risks described under the heading "Item 1A, Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Fourth Quarter 2022: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results	Q4 2022	Q3 2022	% Variance	Q4 2021	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2022 vs. Q4 2021
Revenues	$ 774,431	$ 775,865	*-0.2%*	$ 676,231	*14.5%*	*18.4%*
Net income	$ 47,498	$ 77,267	*-38.5%*	$ 38,208	*24.3%*	
Earnings per Diluted Share	$ 1.33	$ 2.15	*-38.1%*	$ 1.07	*24.3%*	
Adjusted Earnings per Diluted Share [(1)]	$ 1.52	$ 2.15	*-29.3%*	$ 1.13	*34.5%*	
Adjusted EBITDA [(1)]	$ 91,974	$ 98,974	*-7.1%*	$ 61,975	*48.4%*	
Adjusted EBITDA Margin [(1)]	*11.9%*	*12.8%*	—	*9.2%*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$ 292,807	$ 265,370	*10.3%*	$ 231,474	*26.5%*	*29.5%*
Adjusted Segment EBITDA	$ 52,416	$ 51,532	*1.7%*	$ 22,234	*135.7%*	
Adjusted Segment EBITDA Margin	*17.9%*	*19.4%*	—	*9.6%*	—	
Forensic and Litigation Consulting						
Revenues	$ 160,386	$ 159,948	*0.3%*	$ 138,004	*16.2%*	*18.8%*
Adjusted Segment EBITDA	$ 13,819	$ 18,162	*-23.9%*	$ 8,491	*62.7%*	
Adjusted Segment EBITDA Margin	*8.6%*	*11.4%*	—	*6.2%*	—	
Economic Consulting						
Revenues	$ 172,007	$ 193,183	*-11.0%*	$ 172,283	*-0.2%*	*4.9%*
Adjusted Segment EBITDA	$ 27,336	$ 32,913	*-16.9%*	$ 29,991	*-8.9%*	
Adjusted Segment EBITDA Margin	*15.9%*	*17.0%*	—	*17.4%*	—	
Technology						
Revenues	$ 76,802	$ 84,915	*-9.6%*	$ 64,604	*18.9%*	*22.2%*
Adjusted Segment EBITDA	$ 11,757	$ 13,213	*-11.0%*	$ 7,788	*51.0%*	
Adjusted Segment EBITDA Margin	*15.3%*	*15.6%*	—	*12.1%*	—	
Strategic Communications						
Revenues	$ 72,429	$ 72,449	*—%*	$ 69,866	*3.7%*	*10.4%*
Adjusted Segment EBITDA	$ 10,488	$ 12,947	*-19.0%*	$ 14,925	*-29.7%*	
Adjusted Segment EBITDA Margin	*14.5%*	*17.9%*	—	*21.4%*	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

3

Full Year 2022: Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure. All numbers in $000s, except for per share data and percentages   Consolidated Results FY 2022 FY 2021 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2022 vs. FY 2021 Revenues $3,028,908 $2,776,222 9.1% 12.2% Net income $235,514 $234,966 0.2% Earnings per Diluted Share $6.58 $6.65 -1.1% Adjusted Earnings per Diluted Share (1) $6.77 $6.76 0.1% Adjusted EBITDA (1) $357,558 $354,010 1.0% Adjusted EBITDA Margin (1) 11.8% 12.8% — Segment Results Corporate Finance & Restructuring Revenues $1,088,573 $938,969 15.9% 18.6% Adjusted Segment EBITDA $212,437 $155,482 36.6% Adjusted Segment EBITDA Margin 19.5% 16.6% — Forensic and Litigation Consulting Revenues $638,478 $584,835 9.2% 11.1% Adjusted Segment EBITDA $65,945 $72,545 -9.1% Adjusted Segment EBITDA Margin 10.3% 12.4% — Economic Consulting Revenues $695,208 $697,405 -0.3% 3.7% Adjusted Segment EBITDA $103,090 $117,186 -12.0% Adjusted Segment EBITDA Margin 14.8% 16.8% — Technology Revenues $319,983 $287,366 11.4% 13.8% Adjusted Segment EBITDA $46,698 $55,739 -16.2% Adjusted Segment EBITDA Margin 14.6% 19.4% — Strategic Communications Revenues $286,666 $267,647 7.1% 13.0% Adjusted Segment EBITDA $50,620 $54,313 -6.8% Adjusted Segment EBITDA Margin 17.7% 20.3% —

Cash Position and Capital Allocation Snapshot As of December 31, 2022, September 30, 2022 and December 31, 2021 (1)DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)Total debt excludes the impact of unamortized deferred issuance costs and unamortized deferred debt discount related to our 2.0% convertible senior notes due 2023 (“2023 Convertible Notes”). The Company adopted Accounting Standards Update 2020-06 and there is no longer a deferred debt discount and related amortization on the 2023 Convertible Notes effective January 1, 2022. (3)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of December 31, 2022 As of September 30, 2022 As of December 31, 2021 Cash and cash equivalents $491,688 $327,047 $494,485 Accounts receivable, net $896,153 $947,993 $754,120 Days Sales Outstanding ("DSO") (1) 97 106 94 Net cash provided by (used in) operating activities $188,794 $(40,439) $355,483 Purchases of property and equipment $(53,098) $(38,951) $(68,569) Purchase and retirement of common stock $(85,424) $(20,432) $(46,133) Total Debt (2) $316,219 $316,222 $316,245 Free Cash Flow (3) $135,696 $(79,390) $286,914

Three Months Ended December 31, 2022, September 30, 2022 and December 31, 2021 Reconciliations of Net Income to Adjusted Net Income and Earnings per Diluted Share to Adjusted Earnings per Diluted Share (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended December 31, 2022 Three Months Ended September 30, 2022 Three Months Ended December 31, 2021 Net income $47,498 $77,267 $38,208 Special charges 8,340 — — Tax impact of special charges (1,584) — — Non-cash interest expense on convertible notes — — 2,445 Tax impact of non-cash interest expense on convertible notes — — (636) Adjusted Net Income (1) $54,254 $77,267 $40,017       Earnings per Diluted Share $1.33 $2.15 $1.07 Special charges 0.23 — — Tax impact of special charges (0.04) — — Non-cash interest expense on convertible notes — — 0.08 Tax impact of non-cash interest expense on convertible notes — — (0.02) Adjusted Earnings per Diluted Share (1) $1.52 $2.15 $1.13 Weighted average number of common shares outstanding — diluted 35,658 35,918 35,550

Reconciliations of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Years Ended December 31, 2022 and December 31, 2021 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Year Ended December 31, 2022 Year Ended December 31, 2021 Net income $235,514 $234,966 Remeasurement of acquisition-related contingent consideration — (3,130) Special charges 8,340 — Tax impact of special charges (1,584) — Non-cash interest expense on convertible notes — 9,586 Tax impact of non-cash interest expense on convertible notes — (2,492) Adjusted Net Income (1) $242,270 $238,930       Earnings per Diluted Share $6.58 $6.65 Remeasurement of acquisition-related contingent consideration — (0.09) Special charges 0.23 — Tax impact of special charges (0.04) — Non-cash interest expense on convertible notes — 0.27 Tax impact of non-cash interest expense on convertible notes — (0.07) Adjusted Earnings per Diluted Share (1) $6.77 $6.76 Weighted average number of common shares outstanding — diluted 35,783 35,337

FTI CONSULTING

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Three Months Ended December 31, 2022 and September 30, 2022

All numbers in $000s

Three Months Ended December 31, 2022	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 47,498**
Interest income and other							6,500
Interest expense							2,579
Income tax provision							16,079
Operating income	**$ 46,359**	**$ 7,696**	**$ 26,122**	**$ 8,425**	**$ 9,360**	**$ (25,306)**	**$ 72,656**
Depreciation and amortization	1,673	1,267	1,183	3,226	618	688	8,655
Amortization of intangible assets	1,940	242	—	—	141	—	2,323
Special charges	2,444	4,614	31	106	369	776	8,340
Adjusted EBITDA [1]	**$ 52,416**	**$ 13,819**	**$ 27,336**	**$ 11,757**	**$ 10,488**	**$ (23,842)**	**$ 91,974**

Three Months Ended September 30, 2022	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 77,267**
Interest income and other							(7,771)
Interest expense							2,378
Income tax provision							15,836
Operating income	**$ 47,948**	**$ 16,570**	**$ 31,674**	**$ 9,833**	**$ 12,155**	**$ (30,470)**	**$ 87,710**
Depreciation and amortization	1,675	1,350	1,239	3,380	629	676	8,949
Amortization of intangible assets	1,909	242	—	—	163	1	2,315
Adjusted EBITDA [1]	**$ 51,532**	**$ 18,162**	**$ 32,913**	**$ 13,213**	**$ 12,947**	**$ (29,793)**	**$ 98,974**

9

(1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

Three Months Ended December 31, 2021 Reconciliations of Net Income and Operating Income to Adjusted EBITDA All numbers in $000s (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended December 31, 2021   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $38,208 Interest income and other (896) Interest expense 5,130 Income tax provision 8,587 Operating income $19,047 $7,044 $28,571 $4,612 $14,171 $(22,416) $51,029 Depreciation and amortization 1,346 1,200 1,420 3,176 536 960 8,638 Amortization of intangible assets 1,841 247 — — 218 2 2,308 Adjusted EBITDA (1) $22,234 $8,491 $29,991 $7,788 $14,925 $(21,454) $61,975

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Years Ended December 31, 2022 and December 31, 2021

All numbers in $000s

Year Ended December 31, 2022

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 235,514
Interest income and other							(3,918)
Interest expense							10,047
Income tax provision							62,235
Operating income	$ 195,295	$ 54,822	$ 98,178	$ 33,431	$ 46,982	$ (124,830)	$ 303,878
Depreciation and amortization	6,722	5,532	4,881	13,161	2,580	2,821	35,697
Amortization of intangible assets	7,976	977	—	—	689	1	9,643
Special charges	2,444	4,614	31	106	369	776	8,340
Adjusted EBITDA [(1)]	$ 212,437	$ 65,945	$ 103,090	$ 46,698	$ 50,620	$ (121,232)	$ 357,558

Year Ended December 31, 2021

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 234,966
Interest income and other							(6,193)
Interest expense							20,294
Income tax provision							62,981
Operating income	$ 145,765	$ 66,643	$ 111,462	$ 42,927	$ 49,708	$ (104,457)	$ 312,048
Depreciation and amortization	5,362	5,008	5,724	12,812	2,166	3,197	34,269
Amortization of intangible assets	7,485	894	—	—	2,439	5	10,823
Remeasurement of acquisition-related contingent consideration	(3,130)	—	—	—	—	—	(3,130)
Adjusted EBITDA [(1)]	$ 155,482	$ 72,545	$ 117,186	$ 55,739	$ 54,313	$ (101,255)	$ 354,010

11

(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

Years Ended December 31, 2022 and December 31, 2021 and Nine Months Ended September 30, 2022 Reconciliations of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Year Ended December 31, 2022 Nine Months Ended September 30, 2022 Year Ended December 31, 2021 Net cash provided by (used in) operating activities $188,794 $(40,439) $355,483 Purchases of property and equipment (53,098) (38,951) (68,569) Free Cash Flow (1) $135,696 $(79,390) $286,914

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.

Fourth Quarter 2022: Select Geographic Review Consolidated Revenues by Region Region Q4 2022 Q3 2022 % Variance Q4 2021 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2022 vs. Q4 2021 North America $492,611 $518,965 -5.1% $420,886 17.0% 17.2% EMEA $220,648 $195,069 13.1% $202,014 9.2% 20.2% Asia Pacific $52,281 $53,248 -1.8% $43,845 19.2% 26.0% Latin America $8,891 $8,403 5.8% $9,486 -6.3% -5.1% Percentage of Consolidated Revenues by Region Region Q4 2022 Q3 2022 Q4 2021 North America 63.6% 66.9% 62.2% EMEA 28.5% 25.1% 29.9% Asia Pacific 6.8% 6.9% 6.5% Latin America 1.1% 1.1% 1.4% All numbers in $000s, except for percentages

Full Year 2022: Select Geographic Review Consolidated Revenues by Region Region FY 2022 FY 2021 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2022 vs. FY 2021 North America $1,968,527 $1,751,528 12.4% 12.5% EMEA $817,129 $810,312 0.8% 10.9% Asia Pacific $201,937 $176,214 14.6% 18.7% Latin America $41,315 $38,167 8.2% 10.3% Percentage of Consolidated Revenues by Region Region FY 2022 FY 2021 North America 65.0% 63.1% EMEA 27.0% 29.2% Asia Pacific 6.7% 6.3% Latin America 1.3% 1.4% All numbers in $000s, except for percentages

Fourth Quarter 2022

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